Business combinations and disposals	12 Months Ended
Dec. 31, 2017
Business combinations and disposals
Business combinations and disposals

22. Business combinations and disposals

On April 22, 2016 the Ardagh Group entered into an agreement with Ball Corporation and Rexam PLC to acquire Beverage Can. The acquisition was completed on June 30, 2016.

The acquired business comprises ten beverage can manufacturing plants and two end plants in Europe, seven beverage can manufacturing plants and one end plant in the United States, two beverage can manufacturing plants in Brazil and certain innovation and support functions in Germany, the UK, Switzerland and the United States. The acquired business has annual revenue of approximately $3.0 billion.

This was a strategically important acquisition which was highly complementary to the Ardagh Group's existing metal and glass packaging businesses.

The following table summarizes the consideration paid for the Beverage Can Business and the fair value of assets acquired and liabilities assumed.

$m
Cash and cash equivalents	11
Property, plant and equipment	702
Intangible assets	1,431
Inventories	294
Trade and other receivables	367
Trade and other payables	(484)
Net deferred tax liability	(162)
Employee benefit obligations	(129)
Provisions	(42)
Total identifiable net assets	1,988
Goodwill	1,004
Total consideration	2,992

The allocations above are based on the fair values at the acquisition date. The purchase price allocation was completed on June 30, 2017.

Goodwill arising from the acquisition reflects the anticipated synergies from integrating the acquired business into the Group and the skills and the technical talent of the acquired workforce.

Goodwill of $298 million which relates to the North American Beverage Can Business is expected to be deductible for tax purposes.